Exhibit 99.1

Compass Diversified Reports First Quarter 2025 Financial Results

Westport, Conn., December 18, 2025 – Compass Diversified (NYSE: CODI) (“CODI” or the “Company”), an owner of leading middle-market businesses, announced today its consolidated operating results for the three months ended March 31, 2025 and filed its Quarterly Report on Form 10-Q for the period. The Company expects to file its Quarterly Reports on Form 10-Q for the second and third quarters of 2025 in the coming weeks.
“Today’s filing represents another important step in our efforts to bring our financial reporting current,” said Elias Sabo, CEO of Compass Diversified. “We remain focused on strengthening our financial flexibility and executing across our subsidiary businesses. Despite a dynamic operating environment, our operating subsidiaries, excluding Lugano, continue to perform well and collectively generate significant cash flow.”
Sabo added, “Looking ahead, we are focused on the key drivers of performance across our subsidiaries—driving operational excellence, disciplined working capital management, and investing in our differentiated products and brands. We’re encouraged by recent strong booking activity at Arnold and PrimaLoft. BOA continues to benefit from its patent-protected performance-enhancing fit solutions, supporting ongoing market share expansion. And 5.11 is navigating macro pressures with duty-smart sourcing and tighter inventory discipline while it continues to invest in its brand.”
Sabo continued, “Our priorities are clear: execute at our subsidiaries, generate cash, and use that cash to reduce leverage while continuing to support growth initiatives across our businesses. Long term, we remain committed to maximizing shareholder value and will continue to explore opportunities for the most efficient return of capital to our shareholders.”
2025 Outlook (Reiterated)
CODI reiterates its expectation for full-year 2025 subsidiary Adjusted EBITDA of $330 million to $360 million, excluding Lugano.
Note Regarding Use of Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted Earnings (Loss) are non-GAAP measures used by the Company to assess its performance. We have reconciled Adjusted EBITDA to Income (Loss) from Continuing Operations and Adjusted Earnings (Loss) to Net Income (Loss) on the attached schedules. We consider Income (Loss) from Continuing Operations to be the most directly comparable GAAP financial measure to Adjusted EBITDA and Net Income (Loss) to be the most directly comparable GAAP financial measure to Adjusted Earnings (Loss). We believe that Adjusted EBITDA and Adjusted Earnings (Loss) provides useful information to investors and reflect important financial measures as each excludes the effects of items which reflect the impact of long-term investment decisions, rather than the performance of near-term operations. When compared to Net Income (Loss) and Income (Loss) from Continuing Operations, Adjusted Earnings (Loss) and Adjusted EBITDA, respectively, are each limited in that they do not reflect the periodic costs of certain capital assets used in generating revenues of our businesses or the non-cash charges associated with impairments, as well as certain cash charges. The presentation of Adjusted EBITDA allows investors to view the performance of our businesses in a manner similar to the methods used by us and the management of our businesses, provides additional insight into our operating results and provides a measure for evaluating targeted businesses for acquisition. The presentation of Adjusted Earnings (Loss) provides insight into our operating results.
Pro forma net sales is defined as net sales including the historical net sales relating to the pre-acquisition periods of The Honey Pot Co., assuming that the Company acquired The Honey Pot Co. on January 1, 2024. We have reconciled pro forma net sales to net sales, the most directly comparable GAAP financial measure, on the attached schedules. We believe that pro forma net sales is useful information for investors as it provides a better understanding of sales performance, and relative changes thereto, on a comparable basis. Pro forma net sales is not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the periods indicated nor does it purport to project net sales for any future periods or as of any date.
In reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, we have not reconciled 2025 Subsidiary Adjusted EBITDA to its comparable GAAP measure because we do not provide guidance on Net Income (Loss) from Continuing Operations or the applicable reconciling items as a result of the uncertainty regarding, and the potential variability of, these items. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results.
Adjusted EBITDA, Adjusted Earnings and pro forma net sales are not meant to be a substitute for GAAP measures and may be different from or otherwise inconsistent with non-GAAP financial measures used by other companies.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, CODI’s expectations with respect to the timing of its delinquent financial statements, CODI’s expectations regarding its future performance, liquidity and leverage, the future performance of CODI’s subsidiaries, and the filing or delay of CODI’s periodic reports. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “future,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by CODI’s Board of Directors and management, and on information currently available to CODI’s Board of Directors and management. These statements involve risk and uncertainties that could cause actual results and outcomes to differ, perhaps materially, including but not limited to: changes in the economy, financial markets and political environment, including changes in inflation, interest rates and U.S. tariff and import/export regulations; risks associated with possible disruption in CODI’s operations or the economy generally due to terrorism, war, natural disasters, or social, civil or political unrest; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); environmental risks affecting the business or operations of our subsidiaries; disruption in the global supply chain, labor shortages and labor costs; our business prospects and the prospects of our subsidiaries; the impact of, and ability to successfully complete and integrate, acquisitions that we have made or may make; the ability to successfully complete when we’ve executed divestitures agreements; the dependence of our future success on the general economy and its impact on the industries in which we operate; the ability of our subsidiaries to achieve their objectives; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our subsidiaries; CODI’s ability to regain compliance with NYSE continued listing requirements; the cooperation of, and future concessions granted by, CODI’s lenders; control deficiencies identified or that may be identified in the future that will result in material weaknesses in CODI’s internal control over financial reporting; and litigation relating to the Lugano investigation, including CODI’s representations regarding its financial statements, and current and future litigation, enforcement actions or investigations relating to CODI’s internal controls, restatement reviews, the Lugano investigation or related matters. Please see CODI’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2024 filed with the SEC on December 8, 2025 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this press release, or to reflect the occurrence of unanticipated events.
Investor Relations
Compass Diversified
irinquiry@compassdiversified.com

Compass Diversified Holdings
Condensed Consolidated Balance Sheets

	March 31, 2025	December 31, 2024
(in thousands)	(Unaudited)	(As Restated)
Assets
Current assets
Cash and cash equivalents	$146,235	$59,659
Accounts receivable, net	196,422	207,172
Inventories, net	598,847	571,248
Prepaid expenses and other current assets	123,705	126,692
Total current assets	1,065,209	964,771
Property, plant and equipment, net	245,612	244,746
Goodwill	895,420	895,916
Intangible assets, net	960,760	983,396
Other non-current assets	199,947	208,593
Total assets	$3,366,948	$3,297,422

Liabilities and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$426,460	$421,715
Due to related party	17,738	18,036
Current portion, long-term debt	1,860,064	1,774,290
Other current liabilities	233,122	219,382
Total current liabilities	2,537,384	2,433,423
Deferred income taxes	101,521	108,091
Long-term debt	—	—
Other non-current liabilities	214,398	225,334
Total liabilities	2,853,303	2,766,848
Stockholders' equity
Total stockholders' equity attributable to Holdings	680,736	678,620
Noncontrolling interest	(167,091)	(148,046)
Total stockholders' equity	513,645	530,574
Total liabilities and stockholders’ equity	$3,366,948	$3,297,422

Compass Diversified Holdings
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share data)	2025	2024
		(As Restated)
Net sales	$453,775	$410,826
Cost of sales	257,743	235,874
Gross profit	196,032	174,952
Operating expenses:
Selling, general and administrative expense	150,377	137,724
Management fees	18,863	17,942
Amortization expense	23,351	23,211
Impairment expense	—	8,182
Operating income (loss)	3,441	(12,107)
Other income (expense):
Interest expense, net	(35,851)	(25,267)
Amortization of debt issuance costs	(1,125)	(1,005)
Other income (expense), net	(13,681)	(47,442)
Net loss from continuing operations before income taxes	(47,216)	(85,821)
Provision for income taxes	2,538	3,110
Loss from continuing operations	(49,754)	(88,931)
Income from discontinued operations, net of income tax	—	317
Gain on sale of discontinued operations	44	3,345
Net loss	(49,710)	(85,269)
Less: Net loss from continuing operations attributable to noncontrolling interest	(19,717)	(28,756)
Less: Net loss from discontinued operations attributable to noncontrolling interest	—	(336)
Net loss attributable to Holdings	$(29,993)	$(56,177)

Amounts attributable to Holdings
Loss from continuing operations	$(30,037)	$(60,175)
Income from discontinued operations	—	653
Gain on sale of discontinued operations, net of income tax	44	3,345
Net loss attributable to Holdings	$(29,993)	$(56,177)

Basic income (loss) per common share attributable to Holdings
Continuing operations	$(0.59)	$(1.57)
Discontinued operations	—	0.05
	$(0.59)	$(1.52)

Basic weighted average number of common shares outstanding	75,236	75,274

Cash distributions declared per Trust common share	$0.25	$0.25

Compass Diversified Holdings
Net Income (Loss) to Non-GAAP Adjusted Earnings (Loss) and Non-GAAP Adjusted EBITDA
(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share amounts)	2025	2024
		(As Restated)
Net loss	$(49,710)	$(85,269)
Income from discontinued operations, net of tax	—	317
Gain on sale of discontinued operations, net of tax	44	3,345
Net loss from continuing operations	$(49,754)	$(88,931)
Less: loss from continuing operations attributable to noncontrolling interest	(19,717)	(28,756)
Net loss attributable to Holdings - continuing operations	$(30,037)	$(60,175)
Adjustments:
Distributions paid - preferred shares	(8,434)	(6,045)
Amortization expense - intangibles and inventory step up	23,351	25,879
Impairment expense	—	8,182
Stock compensation	4,012	4,071
Acquisition expenses	—	3,479
Integration services fee	875	—
Other	1,546	274
Adjusted Net Loss	$(8,687)	$(24,335)
Plus (less):
Depreciation expense	12,301	10,731
Income tax provision	2,538	3,110
Interest expense	35,581	25,267
Amortization of debt issuance costs	1,125	1,005
Loss from continuing operations attributable to noncontrolling interest	(19,717)	(28,756)
Distributions paid - preferred shares	8,434	6,045
Other (income) expense	13,681	47,442
Adjusted EBITDA	$45,256	$40,509

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2025
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
Income (loss) from continuing operations	$(8,764)	$3,906	$8,243	$(51,634)	$(437)	$1,754	$(4,167)	$(228)	$(1,606)	$3,179	$(49,754)
Adjusted for:
Provision (benefit) for income taxes	—	1,144	1,166	(256)	394	419	44	13	(1,383)	997	2,538
Interest expense, net	26,843	1	(1)	8,875	(7)	(2)	(1)	—	143	—	35,851
Intercompany interest	(39,893)	3,344	3,984	15,375	4,129	2,602	1,421	4,854	1,915	2,269	—
Depreciation and amortization	74	5,772	5,248	1,593	5,315	4,160	1,369	7,192	2,578	3,476	36,777
EBITDA	(21,740)	14,167	18,640	(26,047)	9,394	8,933	(1,334)	11,831	1,647	9,921	25,412
Other (income) expense	14	105	63	13,515	1	(3)	(127)	215	(2)	(100)	13,681
Non-controlling shareholder compensation	—	545	1,346	916	549	25	105	245	4	277	4,012
Integration services fee	—	—	—	—	—	875	—	—	—	—	875
Other	—	—	—	—	—	—	—	562	915	69	1,546
Adjusted EBITDA	$(21,726)	$14,817	$20,049	$(11,616)	$9,944	$9,830	$(1,356)	$12,853	$2,564	$10,167	$45,526

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2024
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
				(As Restated)							(As Restated)
Income (loss) from continuing operations	$(7,394)	$3,400	$3,351	$(70,848)	$(1,313)	$(3,490)	$(15,973)	$693	$1,651	$992	$(88,931)
Adjusted for:
Provision (benefit) for income taxes	—	1,203	539	158	(80)	(1,167)	580	628	796	453	3,110
Interest expense, net	23,593	(3)	(3)	1,695	(2)	(22)	44	—	(35)	—	25,267
Intercompany interest	(37,815)	3,526	5,492	11,758	4,616	1,996	3,218	2,009	1,700	3,500	—
Depreciation and amortization	280	5,873	5,438	1,110	5,327	5,138	3,276	4,085	2,153	4,935	37,615
EBITDA	(21,336)	13,999	14,817	(56,127)	8,548	2,455	(8,855)	7,415	6,265	9,880	(22,939)
Other (income) expense	(39)	(34)	75	44,639	—	(17)	(297)	3,236	52	(173)	47,442
Non-controlling shareholder compensation	—	534	1,429	504	680	145	194	252	4	329	4,071
Impairment expense	—	—	—	—	—	—	8,182	—	—	—	8,182
Acquisition expenses	—	—	—	—	—	3,479	—	—	—	—	3,479
Other	—	—	—	—	—	90	—	—	—	184	274
Adjusted EBITDA	$(21,375)	$14,499	$16,321	$(10,984)	$9,228	$6,152	$(776)	$10,903	$6,321	$10,220	$40,509

Compass Diversified Holdings
Net Sales to Pro Forma Net Sales Reconciliation
(unaudited)

	Three Months Ended March 31,
(in thousands)	2025	2024
		(As Restated)
Net Sales	$453,775	$410,826
Acquisitions (1)	—	10,671
Pro Forma Net Sales	$453,775	$421,497
(1) Acquisitions reflects the net sales for The Honey Pot Co. on a pro forma basis as if the Company had acquired The Honey Pot Co. on January 1, 2024.

Compass Diversified Holdings
Subsidiary Pro Forma Net Sales
(unaudited)

	Three Months Ended March 31,
(in thousands)	2025	2024
		(As Restated)
Branded Consumer
5.11	$129,370	$124,974
BOA	48,877	42,903
Lugano	26,845	10,793
PrimaLoft	23,645	22,541
The Honey Pot (1)	36,191	30,836
Velocity Outdoor	13,201	29,899
Total Branded Consumer	$278,129	$261,946

Niche Industrial
Altor Solutions	76,257	53,404
Arnold Magnetics	34,008	41,287
Sterno	65,381	64,860
Total Niche Industrial	$175,646	$159,551

Total Subsidiary Net Sales	$453,775	$421,497
(1) Net sales for The Honey Pot Co. are pro forma as if the Company had acquired this business on January 1, 2024.